United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                Investment Company Act file number: 811-08188

                AllianceBernstein Emerging Market Debt Fund, Inc.
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                              Edmund P. Bergan, Jr.
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672


                     Date of fiscal year end: August 31, 2003

                     Date of reporting period: August 31, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research & Management

AllianceBernstein Emerging Market
Debt Fund


                                                  Annual Report--August 31, 2003

    Investment Products Offered
====================================
      o Are Not FDIC Insured
      o May Lose Value
      o Are Not Bank Guaranteed
====================================


This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commision's web site at http://www.sec.gov, or by calling Alliance Capital at (800) 227-4618.

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

October 6, 2003


Annual Report
This report provides performance, investment strategy and outlook for AllianceBernstein Emerging Market Debt Fund (the "Fund") for the annual reporting period ended August 31, 2003.

Investment Objectives and Policies
This open-end fund is designed to provide investors with a high level of current income and, secondarily, capital appreciation. To achieve its objectives, the Fund invests primarily in a non-diversified portfolio of sovereign debt obligations and in U.S. and non-U.S. corporate fixed-income securities. The Fund invests substantially all of its assets in lower-rated securities.

Investment Results
The following table shows how the Fund performed over the past six- and 12-month periods ended August 31, 2003. For comparison, we have included the returns for the unmanaged J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), which provides a broad measure of the performance of a basket of emerging market debt securities.


   INVESTMENT RESULTS*
   Periods Ended August 31, 2003
                                        ========================================
                                                         Returns
                                        ========================================
                                            6 Months               12 Months
--------------------------------------------------------------------------------
   AllianceBernstein
   Emerging Market
   Debt Fund
     Class A                                 16.67%                 41.80%
--------------------------------------------------------------------------------
     Class B                                 16.17%                 40.69%
--------------------------------------------------------------------------------
     Class C                                 16.30%                 40.80%
--------------------------------------------------------------------------------
   J.P. Morgan
   Emerging
   Markets
   Bond Index
   Plus                                      12.05%                 30.33%
--------------------------------------------------------------------------------

 * The Fund's investment results are for the periods shown and are based on the net asset value (NAV) of each class of shares as of August 31, 2003. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

   The unmanaged J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including AllianceBernstein Emerging Market Debt Fund.

   Additional investment results appear on page 5.

The Fund outperformed its benchmark, the JPM EMBI+, for both the six- and 12-month periods ended August 31, 2003. The Fund's outperformance was primarily attributable to


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 1
its country and security selection. The Fund's overweight allocation to Brazil, and security selection within it, were the largest contributors to both absolute and relative performance during the periods under review. Brazilian debt was also a top performer within the JPM EMBI+, generating six- and 12-month total returns of 27.0% and 65.8%, respectively.

During the six-month period ended August 31, 2003, performance of the Fund's holdings of Uruguayan and Venezuelan debt had a positive impact on performance. Both countries conducted debt exchanges during this period that significantly improved the maturity structure of their external debt. In the Index, Venezuela generated a total return of 26.2%, while Uruguay returned 48.9% for the same period. We have maintained the Fund's overweight position in Russian sovereign debt, as credit statistics continue to improve. For the annual period, Russian bonds bettered the Index, returning 31.6%. During the recent six months, however, the country has lagged the Index, but still generated a positive 7.6% return.

Market Review and Investment Strategy
During the annual period, investors' desire for higher yielding asset classes benefited the emerging debt markets. The emerging market debt class, as represented by the JPM EMBI+, returned a strong 30.33% for the period. Latin countries outperformed non-Latin regions, posting returns of 35.00% and 24.45%, respectively. Top performing countries were Brazil, Ecuador, Nigeria and Colombia, while Bulgaria, Poland and Malaysia lagged. All emerging market debt countries, however, posted positive returns for the period.

At the beginning of the annual period, we increased the Fund's exposure to Brazil on expectations of a victory for President Lula and on confidence that his administration would implement market-friendly policies. We further increased the Fund's exposure to the country during the first half of the period, as President Lula exceeded expectations in his ability to push forward crucial tax and social security reforms. We have maintained this position. Russia and Mexico continue to be large portfolio weightings; however, we reduced the Fund's Mexican holdings in the final three months of the period as bond valuations began to exceed interest rate risk. Although we avoided Venezuela during the last months of 2002, we made a modest investment in the spring, once new management of the state-owned oil company, PDVSA, proved adept at improving oil production. This helped to augment international reserves. In April, Uruguay, with the support of the International Monetary Fund (IMF), announced an aggressive plan to swap its outstanding debt for longer maturity securities. We aggressively bought Uruguay bonds after this announcement--a tactic that proved beneficial to the Fund.


--------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

PERFORMANCE UPDATE


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND
GROWTH OF A $10,000 INVESTMENT
2/25/94* TO 8/31/03


J.P. Morgan Emerging Markets Bond Index Plus: $29,545
AllianceBernstein Emerging Market Debt Fund Class A: $28,112



                                [GRAPH OMITTED]


                     [DATA BELOW REPRESENT MOUNTAIN CHART]

                                   AllianceBernstein        J.P. Morgan
                                   Emerging Market        Emerging Markets
                                   Debt Fund Class A      Bond Index Plus
-----------------------------------------------------------------------------
                        2/25/94*          9579                 10000
                        8/31/94           9218                  9497
                        8/31/95           9081                  9913
                        8/31/96          12572                 13722
                        8/31/97          16347                 17892
                        8/31/98          10042                 12547
                        8/31/99          12993                 16371
                        8/31/00          18157                 21989
                        8/31/01          18442                 22915
                        8/31/02          19809                 22670
                        8/31/03          28126                 29545

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Emerging Market Debt Fund Class A shares (from 2/25/94* to 8/31/03) as compared to the performance of an appropriate broad-based index. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged J.P. Morgan Emerging Markets Bond Index Plus is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds.

When comparing AllianceBernstein Emerging Market Debt Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Emerging Market Debt Fund .


* Fund and benchmark data are from the Fund's Class A share inception date of 2/25/94.


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 3

PORTFOLIO SUMMARY
August 31, 2003


INCEPTION DATES
Class A Shares
2/25/94
Class B Shares
2/25/94
Class C Shares
2/25/94

PORTFOLIO STATISTICS
Net Assets ($mil): $281.7




SECURITY TYPE
    73.4% Sovereign
    14.3% Corporate
     8.0% Brady Bonds                     [PIE CHART OMITTED]
     0.5% Loan Participation

     3.8% Short-Term




COUNTRY BREAKDOWN
    20.6% Russia
    20.1% Brazil
    18.3% Mexico
     7.6% United States
     4.3% Venezuela
     3.9% Philippines
     3.9% Colombia                     [PIE CHART OMITTED]
     3.4% Ukraine
     3.2% Turkey
     3.2% Peru
     1.8% Panama
     1.5% Ecuador
     1.4% Argentina
     1.2% Uruguay
     5.6% Other


All data as of August 31, 2003. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" represents less than 1.0% weightings in the following countries: El Salvador, Luxembourg, South Africa, Romania, Cayman Islands, Belize, Morocco, Netherlands, Guatemala, South Korea, Bulgaria and Costa Rica.


--------------------------------------------------------------------------------
4 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

INVESTMENT RESULTS


AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2003

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                     1 Year              41.80%                    35.71%
                    5 Years              22.84%                    21.80%
           Since Inception*              11.98%                    11.48%
                SEC Yield**              6.71%
Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                     1 Year             40.69%                    37.69%
                    5 Years             21.88%                    21.88%
           Since Inception*(a)          11.45%                    11.45%
                SEC Yield**              6.23%
Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                     1 Year              40.80%                    39.80%
                    5 Years              21.93%                    21.93%
           Since Inception*              11.12%                    11.12%
                SEC Yield**               6.23%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 2003)

                                 Class A          Class B          Class C
--------------------------------------------------------------------------------
                     1 Year      46.74%           48.84%            50.75%
                    5 Years      21.12%           21.16%            21.17%
           Since Inception*      11.78%           11.74%(a)         11.40%

The Fund's investment results represent average annual returns. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Fund invests a significant amount of its assets in foreign securities, which may magnify fluctuations and can invest a significant portion of its assets in the securities of a single issuer, which may present greater risk than a more diversified portfolio. Price fluctuation may be caused by changes in interest rates or bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*   Inception date: 2/25/94 for all share classes.
** SEC yields are based on SEC guidelines and are calculated on 30 days ended August 31, 2003.
(a) Assumes conversion of Class B shares into Class A shares after six years.


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 5

PORTFOLIO OF INVESTMENTS
August 31, 2003


                                                   Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-79.7%
Argentina-1.3%
Republic of Argentina FRN
   1.162%, 8/03/12 ............................  $     6,379       $ 3,763,610
                                                                   -----------
Belize-0.5%
Government of Belize
   9.50%, 8/15/12 .............................        1,500         1,521,522
                                                                   -----------
Brazil-18.8%
Banco Nac Desenv Bondes
   6.50%, 6/15/06(a) ..........................        1,850         1,893,937
Federal Republic of Brazil
   8.875%, 4/15/24 ...........................         3,300         2,516,250
   9.375%, 4/07/08 ...........................         2,925         2,932,313
   10.00%, 1/16/07 ...........................         1,600         1,661,200
   10.125%, 5/15/27 ..........................         4,250         3,672,000
   11.00%, 1/11/12 ...........................         1,100         1,100,000
   11.00%, 8/17/40 ...........................         7,897         7,202,064
   11.25%, 7/26/07 ...........................         2,200         2,341,900
   12.00%, 4/15/10 ...........................         3,100         3,259,650
   12.75%, 1/15/20 ...........................         3,950         4,108,000
   14.50%, 10/15/09 ..........................         2,650         3,100,500
   C- Bonds
   8.00%, 4/15/14 ............................        15,054        13,586,223
   DCB FRN
   Series L
   2.188%, 4/15/12 ...........................         6,825         5,485,935
                                                                   -----------
                                                                    52,859,972
Bulgaria-0.3%
Republic of Bulgaria
   8.25%, 1/15/15(a) .........................           792           877,140
                                                                   -----------
Colombia-3.8%
Republic of Colombia
   9.75%, 4/23/09 ............................           375           418,313
   10.00%, 1/23/12 ...........................         2,150         2,330,063
   10.50%, 7/09/10 ...........................           250           282,500
   10.75%, 1/15/13 ...........................         3,100         3,484,400
   11.75%, 2/25/20 ...........................         3,490         4,057,125
                                                                   -----------
                                                                    10,572,401
                                                                   -----------
Costa Rica-0.2%
Republic of Costa Rica
   8.05%, 1/31/13(a) .........................           400           433,000
                                                                   -----------

--------------------------------------------------------------------------------
6 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

                                                   Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------

Ecuador-1.4%
Republic of Ecuador
   7.00%, 8/15/30(a)(b) ........................   $     6,050       $ 3,554,376
   12.00%, 11/15/12(a) .........................           600           472,500
                                                                     -----------
                                                                       4,026,876
                                                                     -----------
El Salvador-0.7%
Republic of El Salvador
   7.75%, 1/24/23(a) ...........................         1,000         1,035,000
   8.50%, 7/25/11(a) ...........................         1,000         1,050,500
                                                                     -----------
                                                                       2,085,500
                                                                     -----------
Guatemala-0.3%
Republic of Guatemala
   9.25%, 8/01/13(a) ...........................           950           964,250
                                                                     -----------
Mexico-14.7%
United Mexican States
   6.625%, 3/03/15(c) ..........................         7,025         7,053,100
   11.375%, 9/15/16 ............................        25,100        34,449,749
                                                                     -----------
                                                                      41,502,849
                                                                     -----------
Morocco-0.5%
Kingdom of Morocco Loan Participation FRN
   Series A
   2.031%, 1/01/09 .............................         1,373         1,321,291
                                                                     -----------
Panama-1.8%
Republic of Panama
   9.375%, 4/01/29 .............................         2,400         2,736,000
   9.625%, 2/08/11 .............................           850           960,500
   10.75%, 5/15/20 .............................         1,025         1,219,750
                                                                     -----------
                                                                       4,916,250
                                                                     -----------
Peru-3.1%
Republic of Peru
   9.125%, 1/15/08 .............................           975         1,086,150
   9.125%, 2/21/12(a) ..........................         4,650         4,963,875
   9.875%, 2/06/15 .............................         2,525         2,790,125
                                                                     -----------
                                                                       8,840,150
                                                                     -----------
Philippines-3.8%
Republic of Philippines
   8.25%, 1/15/14 ..............................         3,300         3,320,625
   9.00%, 2/15/13 ..............................         3,625         3,702,938
   9.875%, 1/15/19 .............................         1,100         1,151,150
   10.625%, 3/16/25 ............................         2,300         2,527,700
                                                                     -----------
                                                                      10,702,413
                                                                     -----------


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 7

                                                   Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------

Russia-15.9%
Russian Federation
   5.00%, 3/31/30(a)(b) ........                  $     36,155      $ 33,127,018
   12.75%, 6/24/28(a) ..........                         3,000         4,672,500
Russian Ministry of Finance
   Series V
   3.00%, 5/14/08 ..............                         2,400         2,094,000
   Series VI
   3.00%, 5/14/06(a) ...........                         1,250         1,195,375
   3.00%, 5/14/06 ..............                         3,950         3,777,385
                                                                    ------------
                                                                      44,866,278
                                                                    ------------
South Africa-0.8%
Republic of South Africa
   7.375%, 4/25/12 .............                         2,000         2,190,000
                                                                    ------------
Turkey-3.1%
Republic of Turkey
   11.00%, 1/14/13 .............                         1,900         2,007,350
   11.75%, 6/15/10 .............                         3,045         3,364,725
   11.875%, 1/15/30 ............                         1,525         1,658,438
   12.375%, 6/15/09 ............                         1,425         1,617,375
                                                                    ------------
                                                                       8,647,888
                                                                    ------------
Ukraine-3.4%
Government of Ukraine
   7.65%, 6/11/13(a) ...........                         2,500         2,460,000
   11.00%, 3/15/07(a) ..........                         6,339         6,957,303
                                                                    ------------
                                                                       9,417,303
                                                                    ------------
Uruguay-1.2%
Republic of Uruguay
   7.25%, 2/15/11 ..............                         1,050           821,625
   7.50%, 3/15/15 ..............                           361           269,131
   7.875%, 1/15/33 .............                         3,625         2,274,687
                                                                    ------------
                                                                       3,365,443
                                                                    ------------
Venezuela-4.1%
Republic of Venezuela
   9.25%, 9/15/27 ..............                        11,575         8,785,425
   DCB FRN
   Series DL
   1.875%, 12/18/07 ............                         3,214         2,860,638
                                                                    ------------
                                                                      11,646,063
                                                                    ------------
Total Sovereign Debt Obligations
  (cost $185,672,174) ............                                   224,520,199
                                                                    ------------

--------------------------------------------------------------------------------

8 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

                                                   Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------

CORPORATE DEBT OBLIGATIONS-13.9%
Brazil-0.7%
Petrobras International Finance
   9.875%, 5/09/08 ...............                  $    1,100       $1,193,500
Unibanco
   9.375%, 4/30/12(a)(b) .........                         900          904,500
                                                                     ----------
                                                                      2,098,000
                                                                     ----------
Cayman Islands-0.9%
PF Export Receivables Master Trust
   6.436%, 6/01/15(a) ............                       2,800        2,629,368
                                                                     ----------

Luxembourg-2.0%
Mobile Telesystems Finance
   9.75%, 1/30/08(a) .............                       1,700        1,836,000
   10.95%, 12/21/04 ..............                       1,405        1,503,350
PTC International Finance II, SA
   11.25%, 12/01/09 ..............                       2,000        2,170,000
                                                                     ----------
                                                                      5,509,350
                                                                     ----------
Mexico-3.1%
Innova S de. R.L., SA
   12.875%, 4/01/07 ..............                       4,750        4,880,625
Monterrey Power SA de C.V ........
   9.625%, 11/15/09(a) ...........                         857          982,612
Pemex Project Funding Master Trust
   8.625%, 2/01/22(a) ............                         500          531,250
   9.125%, 10/13/10 ..............                       2,000        2,340,000
                                                                     ----------
                                                                      8,734,487
                                                                     ----------
Netherlands-2.1%
Hurricane Finance
   9.625%, 2/12/10(a) ............                         900          967,500
Kazkommerts International BV
   8.50%, 4/16/13(a) .............                       4,100        4,018,000
Turanalem Finance BV
   10.00%, 5/29/07(a) ............                       1,000        1,042,000
                                                                     ----------
                                                                      6,027,500
                                                                     ----------
Romania-0.4%
MobiFon Holdings BV
   12.50%, 7/31/10(a) ............                       1,100        1,171,500
                                                                     ----------

Russia-3.0%
Gazprom Oao
   9.625%, 3/01/13(a) ............                       5,550        5,883,000
Tyumen Oil
   11.00%, 11/06/07(a) ...........                       2,200        2,456,188
                                                                     ----------
                                                                      8,339,188
                                                                     ----------
South Korea-0.3%
Hanvit Bank, SA
   12.75%, 3/01/10(a) ............                         725          820,156
                                                                     ----------


--------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 9

                                                Shares or
                                                Principal
                                                   Amount
                                                    (000)        U.S. $ Value
-----------------------------------------------------------------------------

United States-1.4%
Citgo Petroleum Group
  11.375%, 2/01/11(a) ..............             $      1,900     $  2,128,000
Freeport-McMoran Copper & Gold
  10.125%, 2/01/10 .................                    1,550        1,693,375
                                                                  ------------
                                                                     3,821,375
                                                                  ------------
Total Corporate Debt Obligations
  (cost $36,788,212) ...............                                39,150,924
                                                                  ------------
WARRANTS(d)-0.0%
Central Bank of Nigeria
  Warrants, expiring 11/15/20 ......                    3,250               -0-
Republic of Venezuela
  Warrants, expiring 4/15/20 .......                   48,195               -0-
                                                                  ------------
Total Warrants
  (cost $0) ........................                                        -0-
                                                                  ------------
SHORT-TERM INVESTMENT-3.7%
Time Deposit-3.7%
Societe Generale
  1.06%, 9/02/03
  (cost $10,300,000) ...............             $     10,300       10,300,000
                                                                  ------------
Total Investments-97.3%
   (cost $232,760,386) ...........                                 273,971,123
Other assets less liabilities-2.7%                                   7,745,970
                                                                  ------------
Net Assets-100% ..................                                $281,717,093
                                                                  ------------

CREDIT DEFAULT SWAP CONTRACTS (see Note D)


   Swap Counterparty              Notional                             Unrealized
      Referenced                   Amount                   Termination  Appreciation/
      Obligation                  (000's)   Interest Rate       Date     (Depreciation)
----------------------          ---------- --------------- ------------ ---------------
Buy Contracts:
Citigroup Global Markets, Inc.
Republic of Colombia
9.75%, 4/23/09                    10,000        3.15%        1/30/04      $ (77,000)
Morgan Stanley
Federal Republic of Brazil
10.125%, 5/15/27                   2,000       15.25         7/30/04       (238,800)

Sale Contracts:
Citigroup Global Markets, Inc.
Federal Republic of Brazil
12.25%, 3/06/30                    3,300        6.35         8/20/05         77,550
Citigroup Global Markets, Inc.
Republic of Turkey
11.875%, 1/15/30                   3,650       17.30         8/13/08         57,144
Citigroup Global Markets, Inc.
Republic of Colombia
9.75%, 4/23/09                    10,000        5.70         1/30/05        520,000


--------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


   Swap Counterparty              Notional                                Unrealized
      Referenced                   Amount                   Termination  Appreciation/
      Obligation                  (000's)   Interest Rate       Date     (Depreciation)
----------------------          ---------- --------------- ------------ ---------------
Sale Contracts (continued)
Deutsche Bank
Federal Republic of Brazil
8.00%, 4/15/14                     3,500       14.50%        3/08/08      $ 897,400
Deutsche Bank
Federal Republic of Brazil
12.25%, 3/06/30                    1,300       17.85         2/06/08        485,550
Deutsche Bank
Republic of Romania
8.50%, 5/08/12                     3,500        3.55         4/03/10         65,800
J. P. Morgan Chase
Federal Republic of Brazil
8.00%, 8/15/14                     1,650        8.60         9/20/08         55,935
J. P. Morgan Chase
Federal Republic of Brazil
8.00%, 8/15/14                     1,650        9.05         9/20/13         97,515
J. P. Morgan Chase
Russian Federation
5.00%, 3/31/30                     3,300        3.20         6/25/13         40,590
J. P. Morgan Chase
Russian Federation
5.00%, 3/31/30                     3,300        3.20         6/26/13         40,590
Morgan Stanley
Federal Republic of Brazil
10.125%, 5/15/27                   2,000       17.75         2/13/08        707,800
UBS Warburg
Federal Republic of Brazil
11.00%, 8/17/40                    2,250        8.80         9/20/13        118,125


REVERSE REPURCHASE AGREEMENT (see Note D)

     Broker       Interest Rate    Maturity        Amount
----------------   ---------   ----------------  -----------

 Lehman Brothers     0.50%         12/31/03      $4,949,183


(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2003, the aggregate market value of these securities amounted to $90,720,223 or 32.2% of net assets.
(b) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2003.
(c) Position, or portion thereof, with an aggregate market value of $5,187,465 has been segregated to collateralize reverse repurchase agreements.
(d) Non-income producing security.

Glossary of Terms:

    DCB -Debt Conversion Bonds
    FRN -Floating Rate Note
    See notes to financial statements.



--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 11

STATEMENT OF ASSETS & LIABILITIES
August 31, 2003


Assets
Investments in securities,
  at value (cost $232,760,386)..........................   $   273,971,123
Cash....................................................           587,434
Interest receivable.....................................         7,275,626
Receivable for investment securities sold...............         5,562,803
Unrealized appreciation on swap contracts...............         3,163,999
Receivable for capital stock sold.......................         1,926,620
                                                           ---------------
Total assets............................................       292,487,605
                                                           ---------------
Liabilities
Reverse repurchase agreement............................         4,949,183
Unrealized depreciation on swap contracts...............           315,800
Payable for investment securities purchased.............         2,120,906
Payable for capital stock redeemed......................         1,797,516
Dividend payable........................................           657,853
Interest payable........................................           358,878
Advisory fee payable....................................           175,390
Distribution fee payable................................           166,583
Administrative fee payable..............................            23,006
Accrued expenses........................................           205,397
                                                           ---------------
Total liabilities.......................................        10,770,512
                                                           ---------------
Net Assets..............................................   $   281,717,093
                                                           ---------------
Composition of Net Assets
Capital stock, at par...................................   $        36,243
Additional paid-in capital..............................       287,211,796
Distributions in excess of net investment income........        (1,003,454)
Accumulated net realized loss on investment
  transactions..........................................       (48,586,428)
Net unrealized appreciation on investments..............        44,058,936
                                                           ---------------
                                                           $   281,717,093
                                                           ---------------
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
  ($118,669,083 / 15,363,737 shares of
  capital stock issued and outstanding).................             $7.72
Sales charge--4.25% of public offering price............               .34
                                                                     -----
Maximum offering price..................................             $8.06
                                                                     -----
Class B Shares
Net asset value and offering price per share
  $89,570,900 / 11,480,068 shares of
  capital stock issued and outstanding)...................           $7.80
                                                                     -----
Class C Shares
Net asset value and offering price per share
  ($73,477,110 / 9,399,331 shares of
  capital stock issued and outstanding)...................           $7.82
                                                                     -----


See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

STATEMENT OF OPERATIONS
Year Ended August 31, 2003


Investment Income
Interest...............................                    $    29,348,692
Expenses
Advisory fee...........................  $     1,888,435
Distribution fee--Class A..............          307,679
Distribution fee--Class B..............          896,195
Distribution fee--Class C..............          596,120
Transfer agency........................          331,722
Custodian..............................          231,633
Administrative.........................          140,200
Audit and legal........................          131,475
Printing...............................          103,163
Registration...........................           65,663
Directors' fees........................           20,088
Miscellaneous..........................           23,108
                                         ---------------
Total expenses before interest.........        4,735,481
Interest expense.......................        1,194,486
                                         ---------------
Total expenses.........................        5,929,967
Less: expense offset arrangement
(see Note B)...........................             (234)
                                         ---------------
Net expenses...........................                          5,929,733
                                                           ---------------
Net investment income..................                         23,418,959
                                                           ---------------
Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
   Investment transactions.............                         29,681,299
   Written options.....................                            420,087
   Swap contract.......................                            (90,560)
Net change in unrealized
   appreciation/depreciation of:
   Investments.........................                         28,882,188
   Swap contracts......................                          2,918,199
                                                           ---------------
Net gain on investment transactions....                         61,811,213
                                                           ---------------
Net Increase in Net Assets
from Operations........................                    $    85,230,172
                                                           ---------------


See notes to financial statements.


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 13

STATEMENT OF CHANGES IN NET ASSETS


                                            Year Ended       Year Ended
                                            August 31,       August 31,
                                               2003             2002
                                         ---------------   ---------------
Increase (Decrease) In Net Assets
From Operations
Net investment income..................  $    23,418,959   $    20,824,274
Net realized gain (loss) on
   investment transactions.............       30,010,826       (24,305,694)
Net change in unrealized
   appreciation/depreciation
   of investments......................       31,800,387        15,480,097
                                         ---------------   ---------------
Net increase in net assets
   from operations.....................       85,230,172        11,998,677
Dividends to Shareholders from:
Net investment income
   Class A.............................      (10,200,153)       (8,504,921)
   Class B.............................       (8,446,512)       (9,034,739)
   Class C.............................       (5,499,918)       (4,787,207)
Tax return of capital
   Class A.............................               -0-         (735,143)
   Class B.............................               -0-         (780,940)
   Class C.............................               -0-         (413,794)
Capital Stock Transactions
Net increase...........................       18,645,018        23,122,724
                                         ---------------   ---------------
Total increase.........................       79,728,607        10,864,657
Net Assets
Beginning of period....................      201,988,486       191,123,829
                                         ---------------   ---------------
End of period..........................  $   281,717,093   $   201,988,486
                                         ---------------   ---------------

See notes to financial statements.

--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

STATEMENT OF CASH FLOWS
Year Ended August 31, 2003


Increase (Decrease) in Cash from
Operating Activities:
Interest received......................  $    25,635,479
Interest expense paid..................         (873,167)
Operating expenses paid................       (4,663,539)
                                         ---------------
Net increase in cash from operating
   activities..........................                    $    20,098,773
Investing Activities:
Proceeds from disposition of long-term
   portfolio investments...............      362,963,211
Purchase of long-term portfolio
   investments.........................     (331,156,020)
Purchase of short-term portfolio
   investments, net....................       (9,541,820)
                                         ---------------
Net increase in cash from investing
   activities..........................                         22,265,371
Financing Activities:*
Decrease in reverse repurchase
   agreements..........................      (36,528,715)
Subscription of capital stock, net.....        7,334,330
Cash dividends paid....................      (12,582,482)
                                         ---------------
Net decrease in cash from financing
   activities..........................                        (41,776,867)
                                                           ---------------
Net increase in cash...................                            587,277
Cash at beginning of period............                                157
                                                           ---------------
Cash at end of period..................                    $       587,434
                                                           ---------------

-------------------------------------------------------------------------------

Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from Operating
Activities:
Net increase in net assets resulting from
  operations...........................                    $    85,230,172
Adjustments:
Increase in interest receivable........  $      (710,483)
Net realized gain on investment
  transactions.........................      (30,010,826)
Net change in unrealized
  appreciation/depreciation
  of investments ......................      (31,800,387)
Accretion of bond discount and
  amortization of bond premium.........       (3,002,730)
Increase in interest payable...........          321,319
Increase in accrued expenses...........           71,708
                                         ---------------
Total adjustments......................                        (65,131,399)
                                                           ---------------
Net Increase in Cash from Operating
Activities.............................                    $    20,098,773
                                                           ---------------


* Non-cash financing activities not included herein consist of reinvestment of dividends. See notes to financial statements.


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 15

NOTES TO FINANCIAL STATEMENTS
August 31, 2003


NOTE A
Significant Accounting Policies
ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND, Inc. (the "Fund"), formerly Alliance Emerging Market Debt Fund, Inc., was incorporated in the state of Maryland on December 2, 1993, as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The


--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market,(but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income. Additionally, the Fund amortizes premium on debt securities for financial statement reporting purposes only.

4. Income and Expenses
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 17

5. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .75 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $140,200 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended August 31, 2003.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $197,731 for the year ended August 31, 2003.

For the year ended August 31, 2003, the Fund's expenses were reduced by $234 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $24,446 from the sale of Class A shares and received $5,960, $174,223 and $21,471 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 2003.

NOTE C
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Dis-


--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND tributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $4,792,673 and $2,311,391 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2003, were as follows:

                                             Purchases          Sales
                                         ---------------   ---------------
Investment securities (excluding U.S.
  government securities)...............  $   330,017,941   $   365,554,464
U.S. government securities.............          577,273           581,384

At August 31, 2003, the cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap contracts) are as follows:

Cost....................................................   $   234,583,130
                                                           ---------------
Gross unrealized appreciation...........................   $    42,411,183
Gross unrealized depreciation...........................        (3,023,190)
                                                           ---------------
Net unrealized appreciation.............................   $    39,387,993
                                                           ---------------

1. Swap Agreements
The Fund may enter into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying value of the securities.


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 19

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation/depreciation of investments. Realized gains and/or losses from terminated swap contracts are included in net realized gain or loss on investment transactions.

The Fund may enter into credit default swaps. A sell/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the Counterparty at par and take/(deliver) the principal amount (the "Notional Amount") of the referenced obligation. During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed interest payments from/(to) the respective Counterparty, calculated at the agreed upon interest rate applied to the Notional Amount.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the referenced obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

2. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended August 31, 2003, the average amount of reverse repurchase agreements outstanding was $43,084,173 and the daily weighted average interest rate was 1.22%.

3. Option Transactions
For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and a change in market value should the counterparty not


--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.


Transactions in options written for the year ended August 31, 2003 were as follows:

                                             Number of        Premiums
                                            Contracts         Received
                                         ---------------   ---------------
Options outstanding at
August 31, 2002........................               -0-  $            -0-
Options written........................       24,318,011           427,263
Options terminated in closing purchase
transactions...........................      (16,636,601)         (256,395)
Options expired........................       (7,681,410)         (170,868)
                                         ---------------   ---------------
Options outstanding at
August 31, 2003........................               -0-  $            -0-
                                         ---------------   ---------------

--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 21

NOTE E
Capital Stock

There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


              ================================== ==================================
                              Shares                           Amount
               ================================== ==================================
                    Year Ended     Year Ended        Year Ended        Year Ended
               August 31, 2003   August 31, 2002   August 31, 2003   August 31, 2002
               ---------------------------------------------------------------------
Class A
Shares sold         15,805,963      7,408,459       $ 109,920,861    $  45,752,765
------------------------------------------------------------------------------------
Shares issued in
reinvestment of
dividends and
distributions          767,001        774,307           5,359,919         4,809,570
------------------------------------------------------------------------------------
Shares converted
from Class B         1,081,814        752,632           7,661,897         4,666,315
------------------------------------------------------------------------------------
Shares redeemed    (14,979,291)    (6,726,005)       (106,021,261)      (41,296,519)
------------------------------------------------------------------------------------
Net increase         2,675,487      2,209,393       $  16,921,416     $  13,932,131
------------------------------------------------------------------------------------

Class B
Shares sold          4,004,147      3,961,357       $  28,604,474     $  25,161,520
------------------------------------------------------------------------------------
Shares issued in
reinvestment of
dividends and
distributions          517,733        656,486           3,639,603         4,128,656
------------------------------------------------------------------------------------
Shares converted
to Class A          (1,070,593)      (743,923)         (7,661,897)       (4,666,315)
------------------------------------------------------------------------------------
Shares redeemed     (5,118,893)    (3,700,767)        (36,999,728)      (23,076,497)
------------------------------------------------------------------------------------
Net increase
  (decrease)        (1,667,606)       173,153       $ (12,417,548)   $    1,547,364
------------------------------------------------------------------------------------
Class C
Shares sold          4,327,340      2,485,082       $  31,650,442     $  15,814,450
-------------------------------------------------------------------------------------
Shares issued in
reinvestment of
dividends and
distributions          355,635        411,963           2,514,505         2,595,917
------------------------------------------------------------------------------------
Shares redeemed     (2,747,810)    (1,727,056)        (20,023,797)      (10,767,138)
------------------------------------------------------------------------------------
Net increase         1,935,165      1,169,989       $  14,141,150     $   7,643,229
------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

NOTE F
Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2003.

NOTE G
Concentration of Risk
Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government. The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

NOTE H
Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2003 and August 31, 2002 were as follows:

                                             2003              2002
                                        ---------------   --------------
Distributions paid from:
   Ordinary income...................   $    24,146,583   $   22,411,441(a)
                                        ---------------   --------------
Total taxable distributions..........        24,146,583       22,411,441
   Tax return of capital.............                -0-       1,929,877
                                        ---------------   --------------
Total distributions paid.............   $    24,146,583   $   24,341,318
                                        ---------------   --------------

--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 23

As of August 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses...................   $  (47,109,285)(b)
Unrealized appreciation/(depreciation).................       42,236,192(c)
                                                          --------------
Total accumulated earnings/(deficit)...................   $   (4,873,093)
                                                          --------------

(a) Total distributions paid differ from the statement of changes in net assets because for tax purposes dividends are recognized when actually paid.
(b) On August 31, 2003, the Fund had a net capital loss carryforward for federal income tax purposes of $47,109,285 of which $842,303 expires in the year 2007, $29,154,909 expires in the year 2008, $5,826,966 expires in the year 2009 and $11,285,107 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $15,941,606.
(c) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium.

During the current fiscal year, permanent differences, primarily due to distributions in excess of net investment income and the tax treatment of bond premium, resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment transactions and a decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE I
Legal Proceedings
Alliance Capital Management L.P., ("Alliance Capital") the Fund's Adviser, has been contacted by the Office of the New York State Attorney General ("NYAG") and the United States Securities and Exchange Commission ("SEC") in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Alliance Capital has been providing full cooperation with respect to these investigations.

Based on the preliminary results of its own ongoing internal investigation concerning mutual fund transactions, Alliance Capital has identified conflicts of interest in connection with certain market timing transactions. In this regard, Alliance Capital has suspended two of its employees, neither of which was a portfolio manager or officer of the Fund. Alliance Capital continues to review the facts and circumstances relevant to the SEC's and NYAG's investigations, including whether third parties may have engaged in illegal late trading in the Funds and whether any of its employees knowingly facilitated such late trading. Consistent with the best interests of the Fund and its shareholders, Alliance Capital intends to vigorously pursue its rights, and the rights of the Fund and its shareholders, if it is determined that such trading occurred. At the present time, management of Alliance Capital is unable to estimate the impact, if any, that the


--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND outcome of these investigations may have on the Fund or Alliance Capital's results of operations or financial condition.

Alliance Capital also announced that its Board of Directors authorized a special committee, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, to direct and oversee a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

On October 2, 2003, a class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint"), was filed in federal district court in the Southern District of New York against Alliance Capital Management Holding L.P.; Alliance Capital ; Alliance Capital Management Corporation (collectively, the "Alliance Capital defendants"); certain of the AllianceBernstein Mutual Funds, including the Fund, AXA Financial, Inc.; Gerald Malone; Charles Schaffran; Edward J. Stern; Canary Capital Partners, LLC; Canary Investment Management LLC; Canary Capital Partners, Ltd.; and other unnamed defendants. The action, which is brought on behalf of a putative class of all persons who purchased shares in one or more of the defendant mutual funds between October 2, 1998 and September 29, 2003, alleges violations of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Advisors Act of 1940. The principal allegations of the Hindo Complaint are that the Alliance Capital defendants entered into agreements under which certain named and unnamed parties were permitted to engage in late trading and market timing transactions in the defendant funds. According to the Complaint, these agreements were fraudulent and a breach of fiduciary duty to fund shareholders. In addition, plaintiffs allege that the prospectuses for the named AllianceBernstein mutual funds were false and misleading because they: (i) failed to disclose the existence of these late trading and market timing agreements; and (ii) represented that fund shareholders would be safeguarded against the effects of such agreements. Plaintiffs seek unspecified damages, the rescission of plaintiffs' contracts with Alliance Capital, and recovery of any fees paid in connection therewith. Alliance Capital is evaluating the claims in the Hindo Complaint and intends to vigorously defend against them. At the present time, management of Alliance Capital is unable to estimate the impact, if any, that the outcome of this action may have on the Fund or on Alliance Capital's results of operations or financial condition. On October 8, 2003, a similar complaint was filed in federal district court in the Eastern District of New York in which all AllianceBernstein Funds are named as nominal defendants. Alliance Capital understands that additional lawsuits that are similar to these lawsuits have been filed, and believes that others may be filed, against Alliance Capital defendants, the Funds and related parties.


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 25

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                       ========================================================
                                                               Class A
                                       ========================================================
                                                        Year Ended August 31,
                                        -------------------------------------------------------
                                           2003        2002(a)     2001        2000        1999
                                        -------------------------------------------------------
Net asset value, beginning
  of period..........................   $  6.02      $ 6.37      $ 7.06      $ 5.69     $  5.05
Income From Investment
  Operations
Net investment income(b) ............       .69         .69         .85         .75         .71
Net realized and unrealized
  gain (loss) on investment
  transactions.......................      1.71        (.24)       (.76)       1.40         .74
Net increase (decrease) in
  net asset value from
  operations.........................      2.40         .45         .09        2.15        1.45
Less: Dividends and
  Distributions
Dividends from net investment
  income.............................      (.70)       (.74)       (.78)       (.75)       (.74)
Tax return of capital................        -0-       (.06)         -0-       (.03)       (.03)
Distributions in excess of
  net investment income..............        -0-         -0-         -0-         -0-       (.04)
Total dividends and
  distributions......................      (.70)       (.80)       (.78)       (.78)       (.81)
Net asset value, end of period ......   $  7.72     $  6.02     $  6.37      $ 7.06   $    5.69
Total Return
Total investment return based
  on net asset value(c)..............     41.80%       7.38%       1.55%      39.76%      29.40%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)....................  $118,669      $76,397    $66,750     $66,075     $50,540
Ratio to average net assets of:
  Expenses...........................      1.94%       1.88%       2.20%       1.76%       1.59%
  Expenses, excluding interest
    expense..........................      1.46%       1.50%       1.47%       1.51%       1.59%
  Net investment income..............      9.73%      11.02%      12.78%      11.59%      12.34%
Portfolio turnover rate..............       125%        170%        150%        173%        179%


See footnote summary on page 29.


--------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                       ========================================================
                                                               Class B
                                       ========================================================
                                                       Year Ended August 31,
                                        -------------------------------------------------------
                                           2003        2002(a)     2001        2000        1999
                                        -------------------------------------------------------
Net asset value, beginning
  of period..........................   $  6.09      $ 6.45      $ 7.14      $ 5.74     $  5.05
Income From Investment
  Operations
Net investment income(b).............       .64         .64         .79         .71         .67
Net realized and unrealized
  gain (loss) on investment
  transactions.......................      1.73        (.24)       (.76)       1.40         .76
Net increase (decrease) in
  net asset value from
  operations.........................      2.37         .40         .03        2.11        1.43
Less: Dividends and
  Distributions
Dividends from net investment
  income.............................      (.66)       (.70)       (.72)       (.68)       (.68)
Tax return of capital................        -0-       (.06)         -0-       (.03)       (.03)
Distributions in excess of
  net investment income..............        -0-         -0-         -0-         -0-       (.03)
Total dividends and
  distributions......................      (.66)       (.76)       (.72)       (.71)       (.74)
Net asset value, end of period ......   $  7.80     $  6.09     $  6.45      $ 7.14     $  5.74
Total Return
Total investment return based
  on net asset value(c)..............     40.69%       6.50%        .63%      38.41%      28.85%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)....................   $89,571     $80,064     $83,706    $108,075    $110,003
Ratio to average net assets of:
  Expenses...........................      2.64%       2.58%       2.88%       2.45%       2.31%
  Expenses, excluding interest
    expense..........................      2.17%       2.20%       2.17%       2.21%       2.31%
  Net investment income..............      9.07%      10.25%      11.80%      10.85%      11.59%
Portfolio turnover rate..............       125%        170%        150%        173%        179%


See footnote summary on page 29.


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 27

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                       ========================================================
                                                               Class C
                                       ========================================================
                                                        Year Ended August 31,
                                        -------------------------------------------------------
                                           2003        2002(a)     2001        2000        1999
                                        -------------------------------------------------------
Net asset value, beginning
  of period...............              $  6.10      $ 6.46      $ 7.15      $ 5.74     $  5.05
Income From Investment
  Operations
Net investment income(b)                    .63         .64         .79         .71         .67
Net realized and unrealized
  gain (loss) on investment
  transactions............                 1.75        (.24)       (.76)       1.41         .76
Net increase (decrease) in
  net asset value from
  operations..............                 2.38         .40         .03        2.12        1.43
Less: Dividends and
  Distributions
Dividends from net investment
  income..................                 (.66)       (.70)       (.72)       (.68)       (.68)
Tax return of capital...                     -0-       (.06)         -0-       (.03)       (.03)
Distributions in excess of
  net investment income...                   -0-         -0-         -0-         -0-       (.03)
Total dividends and
  distributions...........                 (.66)       (.76)       (.72)       (.71)       (.74)
Net asset value, end of period          $  7.82     $  6.10     $  6.46      $ 7.15      $ 5.74
Total Return
Total investment return based
  on net asset value(c)...                40.80%       6.50%        .63%      38.58%      28.85%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted).........              $73,477     $45,527     $40,667     $48,960     $39,024
Ratio to average net assets of:
  Expenses..............                   2.63%       2.56%       2.87%       2.45%       2.30%
  Expenses, excluding interest
    expense...............                 2.16%       2.19%       2.16%       2.20%       2.30%
  Net investment income.                   8.91%      10.16%      11.81%      10.78%      11.56%
Portfolio turnover rate.                    125%        170%        150%        173%        179%



See footnote summary on page 29.


--------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

(a) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended August 31, 2002, the effect of this change to Class A, B and C was to decrease net investment income per share by $.01 and decrease net realized and unrealized loss on investment transactions per share by $.01. Consequently, the ratio of net investment income to average net assets was decreased from 11.10% to 11.02% for Class A, from 10.34% to 10.25% for Class B and from 10.24% to 10.16% for Class C. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 29

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Shareholders and Board of Directors of AllianceBernstein Emerging Market Debt Fund, Inc.
We have audited the accompanying statement of assets and liabilities of AllianceBernstein Emerging Market Debt Fund, Inc. (formerly, Alliance Emerging Market Debt Fund, Inc.) (the "Fund"), including the portfolio of investments, as of August 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND, Inc. at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.




New York, New York
October 10, 2003


--------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

BOARD OF DIRECTORS


John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

John D. Carifa, Chairman and President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon(2), Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Principal Underwriter
AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors
Ernst & Young LLP
5 Times Square
New York, NY 10036




(1) Member of the Audit Committee.
(2) Mr. DeNoon is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 31

MANAGEMENT OF THE FUND




Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                    PORTFOLIOS
                                                                     IN FUND          OTHER
NAME, AGE OF DIRECTOR,                  PRINCIPAL                    COMPLEX      DIRECTORSHIP
      ADDRESS                         OCCUPATION(S)                OVERSEEN BY       HELD BY
(YEARS OF SERVICE*)                DURING PAST 5 YEARS              DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR
John D. Carifa,**, 58           President, Chief Operating Officer     116             None
1345 Avenue of the              and a Director of Alliance Capital
Americas                        Management Corporation
New York, NY 10105              ("ACMC"), with which he has been
(9)                             associated since prior to 1998.

DISINTERESTED DIRECTORS
Ruth Block,#+, 72               Formerly Executive Vice                97              None
500SE Mizner Blvd.              President and Chief Insurance
Boca Raton, FL 33432            Officer of The Equitable Life
(9)                             Assurance Society of the United
                                States; Chairman and Chief
                                Executive Officer of Evlico; Director
                                of Avon, BP (oil and gas), Ecolab
                                Incorporated (specialty chemicals),
                                Tandem Financial Group, and
                                Donaldson Lufkin & Jenrette
                                Securities Corporation. Former
                                Governor at Large National
                                Association of Securities Dealers,
                                Inc.

David H. Dievler,#+, 74         Independent consultant. Until           101            None
P.O. Box 167                    December 1994, he was Senior
Spring Lake, NJ 07762           Vice President of ACMC responsible
(9)                             for mutual fund administration.
                                Prior to joining ACMC in 1984,
                                he was Chief Financial Officer of
                                Eberstadt Asset Management since
                                1968. Prior to that, he was Senior
                                Manager at Price Waterhouse & Co.
                                Member of American Institute of
                                Certified Public Accountants since
                                1953.

John H. Dobkin,#+, 61           Consultant. Formerly President of       98             None
P.O. Box 12                     Save Venice, Inc. (preservation
Annandale, NY 12504             organization) from 2001-2002.
(9)                             Formerly a Senior Advisor from
                                June 1999-June 2000 and
                                President of Historic Hudson
                                Valley (historic preservation) from
                                December 1989-May 1999.
                                Previously, Director of the National
                                Academy of Design and during
                                1988-1992, Director and Chairman of the
                                Audit Committee of ACMC.



--------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

                                                                    PORTFOLIOS
                                                                     IN FUND          OTHER
NAME, AGE OF DIRECTOR,                  PRINCIPAL                    COMPLEX      DIRECTORSHIP
      ADDRESS                         OCCUPATION(S)                OVERSEEN BY       HELD BY
(YEARS OF SERVICE*)                DURING PAST 5 YEARS              DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

William H. Foulk, Jr.,#+, 71    Investment Adviser and an              113              None
2 Sound View Drive              independent consultant. Formerly
Suite 100                       Senior Manager of Barrett
Greenwich, CT 06830             Associates, Inc., a registered
(9)                             investment adviser, with which he
                                had been associated since prior
                                to 1998. He was formerly Deputy
                                Comptroller of the State of New
                                York and, prior thereto, Chief
                                Investment Officer of the New
                                York Bank for Savings.

Clifford L. Michel,#+, 64       Senior Counsel of the law firm of      97              Placer
15 St. Bernard's Road           Cahill Gordon & Reindel since                         Dome, Inc.
Gladstone, NJ 07934             February 2001 and a partner of
(9)                             that firm for more than 25 years
                                prior thereto. President and Chief
                                Executive Officer of Wenonah
                                Development Company
                                (investments) and a Director
                                of Placer Dome, Inc. (mining).

Donald J. Robinson,#+ 69        Senior Counsel to the law firm of      96                None
98 Hell's Peak Road             Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                since prior to 1998. Formerly a
(7)                             senior partner and a member of
                                the Executive Committee of that
                                firm. He was also a member
                                and Chairman of the Municipal
                                Securities Rulemaking Board
                                and a Trustee of the Museum
                                of the City of New York.



*  There is no stated term of office for the Fund's Directors.
** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.
#  Member of the Audit Committee.
+  Member of the Nominating Committee.

--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 33

Officers of the Fund

Certain information concerning the Fund's Officers is listed below.

                                            POSITION(S)            PRINCIPAL OCCUPATION
   NAME AND AGE                           HELD WITH FUND            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------

John D. Carifa, 58              Chairman and President             See biography above.

Kathleen A. Corbet, 43          Senior Vice President              Executive Vice President of ACMC**,
                                                                   with which she has been associated
                                                                   since prior to 1998.

Paul J. DeNoon, 41              Vice President                     Senior Vice President of ACMC**,
                                                                   with which he has been associated
                                                                   since prior to 1998.

Edmund P. Bergan, Jr., 53       Secretary                          Senior Vice President and General
                                                                   Counsel of AllianceBernstein
                                                                   Investment Research and Management,
                                                                   Inc. ("ABIRM")** and Alliance Global
                                                                   Investor Services, Inc. ("AGIS")**, with
                                                                   which he has been associated since prior
                                                                   to 1998.

Mark D. Gersten, 53             Treasurer and Chief                Senior Vice President of AGIS** and a
                                Financial Officer                  Vice President of ABIRM**, with which
                                                                   he has been associated since prior to
1998.

Vincent S. Noto, 38             Controller                         Vice President of AGIS**, with which he
                                                                   has been associated since prior to 1998.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.
** ACMC, ABIRM and AGIS are affiliates of the Fund.
   The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
34 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

ALLIANCEBERNSTEIN FAMILY OF FUNDS






  Wealth Strategies Funds
  Balanced Wealth Strategy
  Wealth Appreciation Strategy
  Wealth Preservation Strategy
  Tax-Managed Balanced Wealth Strategy
  Tax-Managed Wealth Appreciation Strategy*
  Tax-Managed Wealth Preservation Strategy**

  Blended Style Series
  U.S. Large Cap Portfolio

  Growth Funds
  Domestic
  Growth Fund
  Health Care Fund
  Mid-Cap Growth Fund
  Premier Growth Fund
  Small Cap Growth Fund+
  Technology Fund
  Global & International
  All-Asia Investment Fund
  Global Small Cap Fund
  Greater China '97 Fund
  International Premier Growth Fund
  New Europe Fund
  Worldwide Privatization Fund
  Select Investor Series
  Biotechnology Portfolio
  Premier Portfolio
  Technology Portfolio

  Value Funds
  Domestic
  Balanced Shares
  Disciplined Value Fund
  Growth & Income Fund
  Real Estate Investment Fund
  Small Cap Value Fund
  Utility Income Fund
  Value Fund

  Global & International
  Global Value Fund
  International Value Fund

  Taxable Bond Funds
  Americas Government Income Trust
  Corporate Bond Portfolio
  Emerging Market Debt Fund
  Global Strategic Income Trust
  High Yield Fund
  Multi-Market Strategy Trust
  Quality Bond Portfolio
  Short Duration Portfolio
  U.S. Government Portfolio

  Municipal Bond Funds
  National
  Insured National
  Arizona
  California
  Insured California
  Florida
  Massachusetts
  Michigan
  Minnesota
  New Jersey
  New York
  Ohio
  Pennsylvania
  Virginia

  Intermediate Municipal Bond Funds
  Intermediate California
  Intermediate Diversified
  Intermediate New York

  Closed-End Funds
  All-Market Advantage Fund
  ACM Income Fund
  ACM Government Opportunity Fund
  ACM Managed Dollar Income Fund
  ACM Managed Income Fund
  ACM Municipal Securities Income Fund
  California Municipal Income Fund
  National Municipal Income Fund
  New York Municipal Income Fund
  The Spain Fund
  World Dollar Government Fund
  World Dollar Government Fund II


We also offer Exchange Reserves,++ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4616 for a current prospectus. Please read the prospectus carefully before you invest or send money.
*  Formerly Growth Investors Fund.
** Formerly Conservative Investors Fund.
+  Quasar Fund changed its name to Small Cap Growth Fund on 11/1/03.
++ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 35

NOTES



















--------------------------------------------------------------------------------
36 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research & Management


SM This service mark used under license from the owner, Alliance Capital Management L.P.

GDGAR0803




ITEM 2.  CODE OF ETHICS.


(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 10(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.


The registrant's Board of Directors has determined that independent directors Messrs. David H. Dievler and William H. Foulk qualify as audit committee financial experts.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

    Exhibit No.       DESCRIPTION OF EXHIBIT


    10 (a) (1)        Code of ethics that is subject to the disclosure of Item 2 hereof

    10 (b) (1)        Certification of Principal Executive Officer Pursuant to
                      Section 302 of the Sarbanes-Oxley Act of 2002

    10 (b) (2)        Certification of Principal Financial Officer Pursuant to
                      Section 302 of the Sarbanes-Oxley Act of 2002

    10 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Emerging Market Debt Fund, Inc.

By:      /s/John D. Carifa
         ---------------------------------
         John D. Carifa
         President


Date:  October 30, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/John D. Carifa
         ---------------------------------
         John D. Carifa
         President


Date:  October 30, 2003


By:      /s/Mark D. Gersten
         -------------------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer


Date:  October 30, 2003